UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2008

JAVA DETOUR, INC.
(Name of registrant as specified in its charter)

Delaware	000-52357	20-5968895
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1550 Bryant Street, Suite 500 San Francisco, CA		94103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 241-8020

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No 1 on Form 8-K/A is filed in response to a comment letter sent by the Securities and Exchange Commission dated November 17, 2008 requesting clarification of certain information that was reported on Form 8-K filed November 14, 2008.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On November 10, 2008, Java Detour, Inc. dismissed AJ. Robbins PC as its independent registered public accounting firm.  On November 11, 2008, we engaged Farber Hass Hurley LLP as our new independent registered public accounting firm. Our board of directors has approved the dismissal of AJ. Robbins PC and the appointment of Farber Hass Hurley LLP as our new independent registered public accounting firm.

During the fiscal years ended December 31, 2007 and 2006, and the subsequent interim periods through November 10, 2008, there were no disagreements between our company and AJ. Robbins PC on any matter listed under Item 304 Section (a)(1)(iv) of Regulation S-K, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of AJ. Robbins PC would have caused AJ. Robbins PC to make reference to the matter in its reports on our financial statements.  For the fiscal years ended December 31, 2007 and 2006, the reports of AJ. Robbins PC on our financial statements for those fiscal years then ended did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2007 and 2006 and the subsequent periods through November 11, 2008, prior to engaging Farber Hass Hurley LLP, we did not consult Farber Hass Hurley LLP regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered our financial statements, and neither a written report was provided to our company nor oral advice was provided that Farber Hass Hurley LLP concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-K.

During the fiscal years ended December 31, 2007 and 2006 and the subsequent periods through November 11, 2008, prior to engaging Farber Hass Hurley LLP, Farber Hass Hurley LLP has not provided our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our company’s new principal independent accountant from AJ. Robbins PC to Farber Hass Hurley LLP.

We provided AJ. Robbins PC with a copy of this Current Report on Form 8-K on November 13, 2008, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by AJ. Robbins PC, dated November 14, 2008, is attached to this Form 8-K as an exhibit.

ITEM 9.01     Financial Statements and Exhibits

Exhibit Number	Description
16.1	Letter from AJ. Robbins PC, dated December 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAVA DETOUR, INC.

Date: December 23, 2008	By:	/s/ Michael Binninger
	Name:	Michael Binninger
	Title:	Chief Executive Officer